EXHIBIT 23.1



          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Nortek, Inc.:


     As independent public accountants, we hereby consent to the incorporation of our report dated March 9, 1998, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Files Nos. 33-
22527, 33-47897 and 333-39293).


                              /s/Arthur Andersen LLP
                              ----------------------
                              ARTHUR ANDERSEN LLP





Boston, Massachusetts
March 27, 1998